FVIT Portfolios

FVIT American Funds® Managed Risk Portfolio

FVIT Balanced Managed Risk Portfolio

FVIT BlackRock Global Allocation Managed Risk Portfolio

FVIT Franklin Dividend and Income Managed Risk Portfolio

FVIT Growth Managed Risk Portfolio

FVIT Moderate Growth Managed Risk Portfolio

FVIT Select Advisor Managed Risk Portfolio

FVIT WMC Research Managed Risk Portfolio

 Class II Shares

(each a series of Forethought Variable Insurance Trust)

Supplement dated June 27, 2014
to the Statement of Additional Information (the “SAI”)

dated April 30, 2014

Effective June 30, 2014, portfolio holdings information for the above referenced FVIT Portfolios can be found at www.geminifund.com/ForethoughtDocuments.

Therefore, effective June 30, 2014, the fourth paragraph under the section “Policies and Procedures for Disclosure of Portfolio Holdings” of the SAI is deleted in its entirety and replaced with the following:

Each Portfolio will post to www.geminifund.com/ForethoughtDocuments, a complete list of its portfolio holdings as of the last calendar day of each month approximately 30 days following the end of the month.   Each Portfolio’s portfolio holdings will remain available on the website noted above at least until the next monthly update.

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This Supplement, and the SAI dated April 30, 2014 provide information that you should know before investing in the Portfolios and should be retained for future reference.  The SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.  The SAI is available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.